SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 1, 2001


                    UNIVERSAL BEVERAGES HOLDINGS CORPORATION
             (Exact name of Registrant as Specified in its Charter)


 Florida                           000-30363                           65-805935
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(State or other jurisdiction    (Commission File No.)              (IRS Employer
of incorporation)                                            Identification No.)



                  7563 Philips Highway, Jacksonville, FL 32256
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (904) 296-7500
                                                            --------------


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Item 5.  Other Events.

         On March 1, 2001, Earl T. Smith, a director of Universal Beverages Holdings Corporation, resigned from his position on the board of directors. A copy of the letter of resignation is annexed as Exhibit A.


Item 7.  Exhibits

         17. Letter re: Director Resignation

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           UNIVERSAL BEVERAGES
                                           HOLDINGS CORPORATION



Date:  March 5, 2001                       By: /s/ Marsha Flaige
                                               -----------------
                                                 Marsha Flaige
                                                 Vice President of Finance